NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.

                                                                   EXHIBIT 10.31

SIEMENS                                            SIEMENS TELECOMMUNICATIONS (PTY) LTD.
To                                                 Purchase Order

AIRSPAN COMMUNICATIONS LTD                         THIS PURCHASE ORDER IS SUBJECT TO TERMS AND CONDITIONS STATED
CAMBRIDGE HOUSE, OXFORD ROAD                       HEREON AND UNLESS OTHERWISE STATED OUR GENERAL CONDITIONS OF
UB81UN UXBRIDGE                                    PURCHASE APPLY

TEL:  44 1895 467100                               Purchase Order No.:  4528075743
                                                   YOU MUST QUOTE OUR PURCHASE ORDER NO. ON ALL
                                                   INVOICES/CORRESPONDENCE

                                                   Date:    21.12.2001
                                                   AKZ1:

Our Invoice Address                                Our Department:   PURCHASING
                                                   Buyer Name:       Hugo Smith
SIEMENS TELECOMMUNICATIONS                         Telephone:                 (27) 12-352-5734
CREDITORS DEPARTMENT                               Fax:              (27) 12-352-5493
PO BOX 912 469
SILVERTON, PRETORIA
0127

Our Delivery Address (if different from above)     Delivery Terms:   EXW INTERNATIONAL
                                                   SEARFREIGHT

SIEMENS TELECOMMUNICATION (PTY) LTD)               Partial Delivery:
Incoming Goods                                     Delivery Date:
270 Maggs Street                                   Payment Terms:    90 DAYS NETT FROM DATE OF INVOICE
Silverton                                          Currency:         USD
Waltloo                                            Transport Mode:   Seafreight
0184                                               Your Quote Reference:
                                                   Dated:

----------- ----------------------------------------------------- -------------------- ----------------- ----------------------
POS.                        MATERIAL/DESCRIPTION                  QUANTITY/UNIT           PRICE/UNIT             TOTAL
----------- ----------------------------------------------------- -------------------- ----------------- ----------------------

            THIS ORDER REPLACES ORDER NUMBER:  4528074401 DATED 21.12.2001 TERMS AND CONDITIONS AS PER FRAME
            AGREEMENT 2002-12 TO BE CONCLUDED APPROX. 28.02.2002.
            INVOICING AND SHIPPING INSTRUCTIONS PER ATTACHED ANNEXURE.

00001       5100008784 AS4000-CT RACK & COMB. SHELF [700-0001-002]
                                                                                       *         *               *
                                                                  Deliv. date 15.03.2002
            ACC. TO: TTD LOCAL ISSUE 04

00002       5100008785 AS4000-AC RACK & AC SHELF [703-0002-002]
                                                                                       *         *               *
                                                                  Deliv. date 15.03.2002
            ACC. TO TTD LOCAL ISSUE 04

00003       5100008786 AS4000-OMNI ANTENNA SYSTEM [711-6902-002]
                                                                                       *         *               *
                                                                  Deliv. date 15.03.2002
            ACC. TO TTD LOCAL ISSUE 04

00004       5100008788 AS4000-CT RF PLUG-IN SET [721-6100-002]
                                                                                       *         *               *
                                                                  Deliv. date 15.03.2002
            ACC. TO TTD LOCAL ISSUE 04


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

00005       5100008787 AS4000-CT ANTENNA FEEDER+KIT [714-0050]
                                                                                       *         *               *
                                                                  Deliv. date 15.03.2002
            ACC. TO: TTD LOCAL ISSUE 04

AUTHORIZED
SIGNATORIES   /s/ F.J. KLAASEN
            --------------------------------















[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                                           SIEMENS TELECOMMUNICATIONS

SIEMENS                                                                                                Purchase Order
                                                                                               (continued) 4528075743

----------- ----------------------------------------------------- -------------------- ----------------- -------------
POS.                        MATERIAL/DESCRIPTION                  QUANTITY/UNIT           PRICE/UNIT        TOTAL
----------- ----------------------------------------------------- -------------------- ----------------- -------------

00006       5100008789 AS4000-DA MODEM SHELF CARD SET [751-6100]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00007       5100008790 AS4000-AC CARD SET-PAC.V5.2 [775-0000-002]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00008       5100008791 AS4000-CT COMMISSIONING TOOL [866-6102]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00009       5100008792 AS4000-V5.2 LICENSE-2000SUBSCR [871-2002]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00010       5100008793 AS4000-DA DOCUMENT [CD-ROM] [880-2000-002]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00011       5100008794 AS4000-DA DOCUMENT [PAPER] [880-2001-002]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00012       5100008795 AS4000-SUB TERMINAL ST-R2 UNIT [801-6129]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00013       5100008796 AS4000-SUB TERMINAL ST-N4 UNIT [803-6149]
                                                                                       *          *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00014       5100008797 AS4000-SUB TERMINAL ST-B1 UNIT [804-6119]
                                                                                                  *              *
                                                                    Deliv. date 15.03.2002
            ACC.TO:TTD LOCAL ISSUE 04

00015       5100008798 AS4000-SUB TERM.ST-L128 [805-6112-002]
                                                                                                  *              *
                                                                    Deliv. date 15.03.2002

AUTHORIZED
SIGNATORIES     /s/  F.J. KLAASSEN
            -----------------------------------------



[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                                           SIEMENS TELECOMMUNICATIONS

SIEMENS                                                                                                Purchase Order
                                                                                               (continued) 4528075743

                                         Material/                           Quantity/      Price/
      Pos.                              Description                             Unit         Unit          Total
--------------   -----------------------------------------------------  ---------------- -----------    -------------
                  Acc. to:  TTD Local Issue 04
00016             5100008799 AS4000-Sub Term. ST-P1V2 (810-6122-0003)            *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00017             5100008758 AS4000-Antenna w/Mount Kit (890-0003)               *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00018             51000C8759 AS4000-Antenna D/Cable Kit (890-0009-003)           *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00019             5100008760 AS4000-Crimp Tool (890-0012-002)                    *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00020             5100008761 AS8100-Sitespan Desktop HW (870-1000-002)           *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00021             5100008802 AS8100-Client/Server SW&LIC (870-2100-003)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00022             5100008803 AS8100-Sitespan Shelf LTC (870-2300-003)            *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00023             5100008804 AS8100-St-Mon for Win 98 and NT (872-1000)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00024             5199997795 AS8100-SP Document (CD-ROM) (830-3000-002)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00016             5100008799 AS4000-Sub Term. ST-P1V2 (810-6122-003)             *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00017             5100008758 AS4000-Antenna w/Mount Kit (890-0003)               *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00018             5100008759 AS4000-Antenna D/Cable Kit (890-0009-003)           *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00019             5100008760 AS4000-Crimp Tool (890-0012-002)                    *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00020             5100008761 AS8100-Sitespan Desktop HW (870-1000-002)           *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00021             5100008802 AS8100-Client/Server SW&LIC (870-2100-003)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00022             5100008803 AS8100-Sitespan Shel LIC (870-2300-003)             *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00023             5100008804 AS8100-ST-Mon for Win 98 and NT (872-1000)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00024             5100008805 AS8100-SP Document (CD-ROM) (880-3000-002)          *                 *            *
                           Deliv. Date 03/15/2002
                  Acc. to:  TTD Local Issue 04
00025             5100008806 AS8100-SP Document (Paper) (880-3001-002)           *                 *            *

                  Total net item val. Excl. tax USD                                                             *

AUTHORIZED
SIGNATIORIES    /s/ F.J. KLAASEN 20/02/02
            ---------------------------------------------


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.